UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2024
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

555 Heritage Drive, Suite 200
Jupiter
Florida	33458
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 27, 2024, Ligand Pharmaceuticals Incorporated (Nasdaq: LGND) (the “Company”) announced that its partner Verona Pharma plc has received approval from the U.S. Food and Drug Administration (“FDA”) for OhtuvayreTM (ensifentrine), the first inhaled product with a novel mechanism of action available for the maintenance treatment of chronic obstructive pulmonary disease (COPD) in adult patients in more than 20 years. The Company has earned a $5.8 million milestone payment upon FDA approval of Ohtuvayre and will earn an additional $13.8 million upon its commercial launch which is expected to occur during the third quarter of 2024. COPD is a multi-billion-dollar market opportunity in the U.S. The Company is entitled to a low single-digit royalty on potential worldwide net sales of Ohtuvayre.

Forward-Looking Statements

This report contains forward-looking statements by Ligand that involve risks and uncertainties and reflect Ligand's judgment as of the date of this release. Words such as “plans,” “believes,” “expects,” “anticipates,” “potential,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding: the timing of the anticipated commercial launch of Ohtuvayre by Verona; the timing and amount of milestone payments Ligand expects; and the potential royalties to be paid on sales of Ohtuvayre by Verona. Actual events or results may differ from Ligand’s or its partner’s expectations due to risks and uncertainties inherent in Ligand’s and its partner’s business, including, without limitation: Verona may not be able to successfully commercialize Ohtuvayre which will depend on a number of factors including coverage and reimbursement levels from governmental authorities and health insurers as well as market acceptance by healthcare providers; the market size for Ohtuvayre may be smaller than estimated; Ligand is dependent on Verona for the commercialization of Ohtuvayre; and other risks described in Ligand’s prior filings with the Securities and Exchange Commission available at www.sec.gov. The failure to meet expectations with respect to any of the foregoing matters may reduce Ligand’s stock price. Ligand disclaims any intent or obligation to update these forward-looking statements beyond the date of this release. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: June 27, 2024	By: /s/ Andrew Reardon Name: Andrew Reardon Title: Chief Legal Officer and Secretary